SEACOAST COMPLETES ACQUISITIONS OF SABAL PALM BANCORP, INC. AND BUSINESS BANK OF FLORIDA, CORP.

Seacoast Bank Expands Presence in Growing Sarasota County and Advances Market Share in Brevard County

STUART, Fla., January 3, 2022 -- Seacoast Banking Corporation of Florida (NASDAQ: SBCF) ("Seacoast"), the holding company for Seacoast National Bank, announced today the completion of its acquisitions of Sabal Palm Bancorp, Inc. (“Sabal Palm”), parent company of Sabal Palm Bank and of Business Bank of Florida, Corp. (“BBFC”), parent company of Florida Business Bank effective January 3, 2022. The mergers of Sabal Palm Bank and Florida Business Bank with and into Seacoast National Bank were also effective January 3, 2022 with Seacoast National Bank being the surviving financial institution.

Under the terms of the merger agreement, Sabal Palm shareholders received 0.2203 shares of Seacoast common stock for each share of Sabal Palm common stock held immediately prior to the merger and Sabal Palm option holders received options to purchase Seacoast common stock, with the number of shares underlying each such option and the applicable exercise price adjusted using the same 0.2203 exchange ratio. Under the terms of the merger agreement, BBFC shareholders received 0.7997 shares of Seacoast common stock for each share of BBFC common stock held immediately prior to the merger and BBFC option holders received options to purchase Seacoast common stock, with the number of shares underlying each such option and the applicable exercise price adjusted using the same 0.7997 exchange ratio.

Sabal Palm Bank, headquartered in Sarasota, FL had deposits of approximately $389 million and loans of approximately $252 million as of September 30, 2021. Florida Business Bank, headquartered in Melbourne, FL had deposits of approximately $169 million and loans of approximately $139 million as of September 30, 2021.
“We’re excited to enter the highly attractive and dynamic Sarasota market and to continue to grow our presence in Brevard County. We are delighted to welcome Sabal Palm Bank and Florida Business Bank customers and employees into the Seacoast family," said Charles Shaffer, Seacoast's president and chief executive officer. “We look forward to introducing them to our broad range of convenient and mobile-accessible products and services as well as Seacoast’s personalized brand of customer service.”

Transaction Details
Piper Sandler & Co. served as financial advisor and Alston & Bird LLP served as legal counsel to Seacoast on both transactions. Hovde Group LLC served as financial advisor to Sabal Palm and BBFC. Smith Mackinnon, PA served as legal counsel to Sabal Palm and Porter Wright Morris & Arthur LLP served as legal counsel to BBFC.

About Seacoast Banking Corporation of Florida (NASDAQ: SBCF)
Seacoast Banking Corporation of Florida is one of the largest community banks headquartered in Florida with approximately $9.9 billion in assets and $8.3 billion in deposits as of September 30, 2021. The Company provides integrated financial services including commercial and retail banking, wealth management, and mortgage services to customers through advanced banking solutions, and 52 traditional branches of its locally-branded, wholly-owned subsidiary bank, Seacoast National Bank. Offices stretch from Fort Lauderdale, Boca Raton and West Palm Beach north through the Daytona Beach area, into Orlando and Central Florida and the adjacent Tampa market, and west to Okeechobee and surrounding counties. More information about the Company is available at www.SeacoastBanking.com.

Cautionary Notice Regarding Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning, and protections, of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, loan growth, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls, tax law changes, new initiatives and for integration of banks that we have acquired, or expect to acquire, including Florida Business Bank and Sabal Palm Bank, as well as statements with respect to Seacoast's objectives, strategic plans, expectations and intentions and other statements that are not historical facts, any of which may be impacted by the COVID-19 pandemic and any variants thereof and related effects on the U.S. economy. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

All statements other than statements of historical fact could be forward-looking statements. You can identify these forward-looking statements through our use of words such as "may", "will", "anticipate", "assume", "should", "support", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "further", "plan", "point to", "project", "could", "intend", "target" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality and the adverse impact (economic or otherwise) of COVID-19 and variants thereof; governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes, including those that impact the money supply and inflation; changes in accounting policies, rules and practices, including the impact of the adoption of CECL; our participation in the Paycheck Protection Program ("PPP"); the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; uncertainty related to the impact of LIBOR calculations on securities and loans; changes in borrower credit risks and payment behaviors; changing retail distribution strategies, customer preferences and behavior; changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate; our ability to comply with any regulatory requirements; the effects of problems encountered by other financial institutions that adversely affect us or the banking industry; our concentration in commercial real estate loans; inaccuracies or other failures from the use of models, including the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of our investments due to market volatility or counterparty payment risk; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including our ability to continue to identify acquisition targets and successfully acquire desirable financial institutions; changes in technology or products that may be more difficult, costly, or less effective than anticipated; our ability to identify and address increased cybersecurity risks; inability of our risk management framework to manage risks associated with our business; dependence on key suppliers or vendors to obtain equipment or services for our business on acceptable terms; reduction in or the termination of our ability to use the mobile-based platform that is critical to our business growth strategy; the effects of war or other conflicts, acts of terrorism, natural disasters, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions; unexpected outcomes of and the costs associated with, existing or new litigation involving us; our ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that our deferred tax assets could be reduced if estimates of future taxable income from our operations and tax planning strategies are less than currently estimated and sales of our capital stock could trigger a reduction in the amount of net operating loss carryforwards that we may be able to utilize for income tax purposes; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, financial technology companies, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses.

Actual results and capital and other financial conditions may differ materially from those included in these statements due to a variety of factors. These factors include, among others described above, macroeconomic and other challenges and uncertainties related to the COVID-19 pandemic, such as the duration and severity of the impact on public health, the U.S. and global economies, financial markets and consumer and corporate customers and clients, including economic activity and employment, as well as the various actions taken in response by governments, central banks and others, including Seacoast, and the precautionary statements included in this release.

The risks relating to the Sabal Palm Bank and Florida Business Bank mergers include, without limitation: the diversion of management time on issues related to the merger; unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time- consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruptions, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; as well as the difficulties and risks inherent with entering new markets.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2020 and quarterly report on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021 under "Special Cautionary Notice Regarding Forward-looking Statements" and "Risk Factors", and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at www.sec.gov.

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CONTACT:
Rafael Brazon-Di Fatta
rafael@sachsmedia.com
(786) 567-2791